                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 1998

                          HELIX TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                      0-6866                           04-2423640
              (Commission File No.)      (I.R.S. Employer Identification No.)

           Mansfield Corporate Center
                Nine Hampshire Street
              Mansfield, Massachusetts                 02048-9171
     (Address of Principal Executive Offices)          (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 337-5111

                                      N.A.

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On April 16, 1998, Helix Technology Corporation (the "Company"), a Delaware Corporation, signed an Agreement and Plan of Merger (the "Agreement") to acquire all of the issued and outstanding shares of capital stock of Granville-Phillips Company ("Granville-Phillips"), a Washington Corporation, pursuant to a merger of Helix Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company, with and into Granville-Phillips (the "Merger"), with Granville-Phillips becoming the surviving corporation and wholly owned subsidiary of the Company. The Merger was completed on May 7, 1998. Granville-Phillips is a Boulder, Colorado based company recognized as a world class leader in the development and manufacture of instrumentation for vacuum measurement and control. Granville-Phillips' products are used principally in semiconductor, flat panel display, and disk drive manufacturing processes.

The terms of the Agreement, including the merger ratio, were the results of arm's length negotiations between Helix and Granville-Phillips. Helix issued 2,382,905 shares of common stock, par value $1.00 per share, to the stockholders of Granville-Phillips. The transaction will be accounted for as a pooling of interests.

Under the terms of the Agreement, an aggregate of 119,145 of the Company's shares of common stock will be held in escrow with the purpose of indemnifying the Company against certain liabilities of Granville-Phillips and its stockholders. The escrow agreement expires on the earlier of (i) May 7, 1999 or
(ii) completion of the next audited financial statements of the Company.

The preceding discussion is only a summary and is qualified in its entirety, by reference to the agreements, copies of which are included as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and are filed herewith.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

       Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by amendment within 60 days of the date of this filing.

(b)    PRO FORMA FINANCIAL INFORMATION

       Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by amendment within 60 days of the date of this filing.

(c)    EXHIBITS

       2.1 Agreement and Plan of Merger dated as of April 16, 1998 among Helix Technology Corporation, Helix Acquisition Corporation, Granville-Phillips Company and Certain Principal Stockholders of Granville-Phillips Company Named Herein. Filed herewith. Pursuant to Item 602(b)(2) of Regulation S-K, the schedules and certain exhibits to the Agreement and Plan of Merger are omitted. A list of such schedules and exhibits appear in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

       2.2      Registration Rights Agreement dated May 7, 1998. Filed herewith.

       2.3      Escrow Agreement dated May 7, 1998. Filed herewith.

       3.1 Restated Certificate of Incorporation dated February 15, 1980, as amended on May 5, 1987; May 18, 1988; April 20, 1995 and April 30, 1998. Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HELIX TECHNOLOGY CORPORATION



May 15, 1998                          BY:    /s/Michael El-Hillow
--------------                               ----------------------------
Date                                         Michael El-Hillow
                                             Senior Vice President and
                                             Chief Financial Officer





                                     Page 3